SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2007

PATCH INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-28627 (Commission File Number)	87-0393257 (IRS Employer Identification No.)

Suite 300, 441 – 5th Avenue S.W., Calgary, Alberta, Canada T2P 2V1

(Address of principal executive offices)(Zip Code)

(403) 441-4390

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On February 27, 2007, Patch International Inc. (“Patch”) completed a private placement of Special Warrants at $1.50 per Special Warrants and Flow-Through Special Warrants at $1.65 per Flow-Through Special Warrant. Patch issued 8,302,000 Special Warrants and 4,408,750 Flow-Through Special Warrants on a brokered basis, and 245,000 Flow-Through Special Warrants on a non-brokered basis for aggregate consideration of $20,131,687.50. The securities were offered and sold pursuant to Regulation S under the Securities Act of 1933 (the “Securities Act”), as the sales were made in “offshore transactions,” as that term is defined in Rule 902 of Regulation S, and pursuant to Regulation D of the Securities Act as sales were also made to accredited investors in the United States. The securities are subject to a hold period in Canada that expires four months and a day after the later of (i) the date of issuance and (ii) the date Patch becomes a reporting issuer in any province or territory of Canada.

Each Special Warrant entitles the holder to acquire, for no additional consideration, one Unit upon Patch increasing its authorized number of shares of Patch common stock. Each Unit consists of one share of Patch common stock and one common share Bonus Warrant. Each Bonus Warrant entitles the holder to receive, without additional consideration, up to 0.10 shares of Patch common stock, subject to Patch not completing certain filings on or before April 28, 2007 and not: (i) becoming a “reporting issuer” in any province or territory of Canada; (ii) having a registration statement declared effective in the United States; and (iii) having its common stock listed on the TSX Venture Exchange or Toronto Stock Exchange on or before September 25, 2007. Each Flow-Through Special Warrant entitles the holder to acquire, for no additional consideration, one share of Patch common stock upon Patch increasing its authorized number of shares of Patch common stock.

Canaccord Capital Corporation and Wellington West Capital Markets Inc. acted as agents and received a cash commission of $1,183,646.25 and non-transferable agents’ warrants to purchase up to 762,645 shares of Patch common stock at an exercise price of $1.50 per share on the later of: (i) February 27, 2008; and (ii) six months from the date the securities issued under the private placement are free from trading restrictions in the United States and Canada but no later than February 27, 2009.

Patch has agreed to use its best efforts to file a registration statement with the Securities and Exchange Commission in order to register the resale of the shares underlying the Special Warrants, Flow-Through Special Warrants, Bonus Warrants, and agents’ warrants. Patch has also agreed to file with the Alberta Securities Commission a prospectus or reporting issuer application for the purpose of having Patch deemed to be a “reporting issuer” under the securities laws of Alberta and to file with either the Toronto Stock Exchange or the TSX Venture Exchange an application to list Patch’s common stock and to qualify any restricted securities of Patch to trade on a restricted basis until the registration statement is declared effective by the Securities and Exchange Commission.

Item 9.01      Financial Statements and Exhibits

Regulation S-B Number	Document
2.1	Agency Agreement among Patch International Inc., Canaccord Capital Corporation and Wellington West Capital Markets Inc. dated February 27, 2007
4.1	Form of Special Warrant Certificate
4.2	Form of Flow-Through Special Warrant Certificate
4.3	Form of Bonus Warrant Certificate
4.4	Form of Agent Warrant Certificate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATCH INTERNATIONAL INC.
March 1, 2007	By: /s/ Michael S. Vandale Michael S. Vandale, President

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